UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2019

THE HAIN CELESTIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 587-5000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HAIN	The NASDAQ® Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On August 29, 2019, The Hain Celestial Group, Inc. (the “Company”) issued a press release announcing financial results for its fourth quarter and fiscal year ended June 30, 2019. A copy of the press release is furnished as Exhibit 99.1 hereto.

On August 29, 2019, the Company also posted an Earnings Call Presentation dated August 29, 2019 on the Investor Relations section of the Company’s website at ir.hain.com. A copy of the Earnings Call Presentation is furnished as Exhibit 99.2 hereto.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of The Hain Celestial Group, Inc. dated August 29, 2019.

99.2	The Hain Celestial Group, Inc. Earnings Call Presentation dated August 29, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2019

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ James Langrock
Name:	James Langrock
Title:	Executive Vice President and Chief Financial Officer